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                      STATEMENT OF ADDITIONAL INFORMATION

                               JANUARY 26, 1996



                   PAINEWEBBER LIFE VARIABLE ANNUITY ACCOUNT



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                                   MILESTONES



                An Individual Deferred Variable Annuity Contract



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                       PAINEWEBBER LIFE INSURANCE COMPANY
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This Statement of Additional Information is not a prospectus. It should be read only in conjunction with the PaineWebber Life Variable Annuity Account prospectus dated January 26, 1996, a copy of which may be obtained without charge by writing to PaineWebber Life Insurance Company Administrative Office at 601 6th Avenue, Des Moines, Iowa 50309.
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                               TABLE OF CONTENTS

TOPIC                                                                       PAGE

PAINEWEBBER LIFE INSURANCE COMPANY......................................       3

THE SEPARATE ACCOUNT....................................................       3

THE FUND................................................................       3

THE CONTRACT............................................................       5

     PURCHASE PAYMENTS..................................................       6

     ACCUMULATION PROVISIONS............................................       6

     ANNUITY PAYMENTS...................................................       7

     DISTRIBUTION OF CONTRACTS..........................................       8

ADDITIONAL FEDERAL INCOME TAX INFORMATION...............................       9

     THE COMPANY AND THE SEPARATE ACCOUNT...............................       9

     NON-QUALIFIED PLANS................................................       9

     QUALIFIED PLANS....................................................      10

     WITHHOLDING........................................................      11

     DIVERSIFICATION REQUIREMENTS.......................................      11

OTHER INFORMATION.......................................................      11

     REPORTS TO CONTRACT OWNERS.........................................      11

     ADMINISTRATIVE SERVICES............................................      12

     SAFEKEEPING OF ASSETS..............................................      12

     INDEPENDENT AUDITORS...............................................      12

     REGISTRATION STATEMENT.............................................      12

SEPARATE ACCOUNT PERFORMANCE............................................      12

FINANCIAL STATEMENTS....................................................      15

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                      PAINEWEBBER LIFE INSURANCE COMPANY

PaineWebber Life Insurance Company ("Company") is a stock life insurance company organized under the laws of the State of California as Pacific Fidelity Life Insurance Company. The Company was acquired by PaineWebber Life Holdings, Inc. on December 31, 1992. The administrative offices of the Company are at 601 6th Avenue, Des Moines, Iowa 50309. The executive offices are located at 1200 Harbor Boulevard, Weehawken, New Jersey 07087.

The Company is engaged in the issuance and sale of life insurance and annuity contracts on a non-participating basis. It is presently licensed to do business in the District of Columbia and all states, except New York and Connecticut. The Company intends to market the individual variable annuity contracts described in this Statement of Additional Information in all jurisdictions in which it is admitted to conduct life insurance business.

The employees of the Company are covered under a life insurance company blanket bond covering the Company and its affiliates in the aggregate amount of $100 million.

                             THE SEPARATE ACCOUNT

PaineWebber Life Variable Annuity Account ("Separate Account") was established by the Company in December 1992 pursuant to the provisions of California law, as a segregated investment account of the Company. The Separate Account currently has nine available Divisions, each of which invests in shares of a designated Portfolio of PaineWebber Series Trust ("Fund"). The Separate Account and each Division therein is administered as a part of the general business of the Company; but the income, gains and losses of each Division are credited to or charged against the assets held for that Division in accordance with the terms of the Contract, without regard to other income, gains or losses of any other Divisions or arising out of any other business the Company may conduct. The assets within each Division are not chargeable with liabilities arising out of the business conducted by any other Divisions, nor will the Separate Account as a whole be chargeable with liabilities arising out of any other business the Company may conduct.

The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision of the management of the Separate Account or the Company by the Securities and Exchange Commission.

                                   THE FUND

The Fund is organized as a Massachusetts business trust and is registered as an open-end management investment company under the 1940 Act. The Fund, which was organized in 1986, currently consists of nine available Portfolios: the Money Market Portfolio, the Strategic Fixed Income Portfolio, the High Grade Fixed Income Portfolio, the Global Income Portfolio, the Balanced Portfolio (formerly, the Asset Allocation Portfolio), the Growth and Income Portfolio, the Growth Portfolio, the Aggressive Growth Portfolio and the Global Growth Portfolio. The Trustees of the Fund may establish additional Portfolios at any time. Portfolio assets are segregated and a Contract Owner's interest is limited to the Portfolio(s) in which the Contract Owner's Purchase Payments are invested.

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Each Portfolio has, and is subject to, certain investment objectives and restrictions which may not be changed without a majority vote of shareholders in that Portfolio.

The Fund will offer its shares to insurance company separate accounts only. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") acts as the investment adviser and administrator for each of the current Portfolios and the Fund, and as such provides a continuous investment program for the Portfolios and supervision of all matters relating to the operations of the Fund. Mitchell Hutchins is a Delaware corporation and a wholly-owned subsidiary of PaineWebber Incorporated, which is in turn a wholly-owned subsidiary of PaineWebber Group Inc., a publicly held financial services holding company. As compensation for its services, Mitchell Hutchins receives a fee from the Fund, accrued daily and paid monthly, based on the average daily net assets of each Portfolio. Certain Portfolios have subadvisers to Mitchell Hutchins who provide day-to-day management services for those Portfolios.

A summary of the investment objective of, and the investment advisory fees charged, each Portfolio of the Fund available for purchase is described below. MORE DETAILED INFORMATION IS CONTAINED IN THE CURRENT PROSPECTUS OF THE FUND WHICH ACCOMPANIES THE SEPARATE ACCOUNT PROSPECTUS.

The MONEY MARKET PORTFOLIO seeks maximum current income consistent with liquidity and conservation of capital. To achieve its objective, this Portfolio invests primarily in high grade money market instruments and repurchase agreements secured by such instruments. As compensation for its services, the Money Market Portfolio pays the investment adviser a fee at the annual rate of
 .50% of average daily net assets.

The STRATEGIC FIXED INCOME PORTFOLIO seeks total return consisting of capital appreciation and income. To achieve this objective, this Portfolio invests primarily in fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. As compensation for its services, the Strategic Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The HIGH GRADE FIXED INCOME PORTFOLIO primarily seeks high current income consistent with the preservation of capital and secondarily seeks capital appreciation. This Portfolio invest primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality corporate debt securities and mortgage-backed securities of private issuers. As compensation for its services, the High Grade Fixed Income Portfolio pays the investment adviser a fee at the annual rate of .50% of average daily net assets.

The GLOBAL INCOME PORTFOLIO primarily seeks high current income and secondarily seeks capital appreciation. To achieve its objectives, this Portfolio invests principally in high quality debt securities of foreign and U.S. issuers. As compensation for its services, the Global Income Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The BALANCED PORTFOLIO (FORMERLY, THE ASSET ALLOCATION PORTFOLIO) seeks to provide a high total return with low volatility. To achieve its objectives, this Portfolio allocates investments among equity securities, investment grade debt securities and money market instruments. As compensation for its services, the Balanced Portfolio pays the investment adviser a fee at the annual rate of .75% of the average daily net assets.

                                      -4-
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The GROWTH AND INCOME PORTFOLIO seeks current income and capital growth. This
Portfolio invests primarily in dividend-paying equity securities believed by Mitchell Hutchins to have potential for rapid earnings growth. As compensation for its services, the Growth and Income Portfolio pays the investment adviser a fee at the annual rate of .70% of average daily net assets.

The GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in equity securities of companies that, in the judgment of Mitchell Hutchins, have substantial potential for capital growth. As compensation for its services, the Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

The AGGRESSIVE GROWTH PORTFOLIO seeks to maximize long-term capital appreciation. This Portfolio invests primarily in the common stocks of U.S. companies. As compensation for its services, the Aggressive Growth Portfolio pays the investment adviser a fee at the annual rate of .80% of average daily net assets.

The GLOBAL GROWTH PORTFOLIO seeks to provide long-term capital appreciation. To achieve its objective, this Portfolio invests primarily in common stocks of companies based in the U.S., Europe, Japan and the Pacific Basin. As compensation for its services, the Global Growth Portfolio pays the investment adviser a fee at the annual rate of .75% of average daily net assets.

                                 THE CONTRACT

The variable Allocation Options are funded by investments in the various Divisions of the Separate Account. All obligations arising under a Contract, including the guarantee to make Annuity payments, are general obligations of the Company, and all of the Company's assets are available to meet its expenses and obligations under the Contract. While the Company is obligated to make the Variable Annuity payments under the Contract, the amount of such payments is not guaranteed. The Contract Value in the Divisions of the Separate Account and the amount of Variable Annuity payments will vary with the investment experience of the Division(s) in which the Contract Owner's account is invested.

No initial sales charge is deducted from Purchase Payments. However, an early withdrawal charge is deducted in the event of withdrawal of the Contract Value or upon annuitization. The early withdrawal charge is 5% of the amount withdrawn which represents Net Purchase Payments made during the first five years preceding the withdrawal. There are no withdrawal charges imposed on Net Purchase Payments made more than five years before withdrawal. There is no early withdrawal charge applied on any amount which represents the greater of: (a) gain in Contract Value (the excess of the Contract value over Net Purchase Payments not already withdrawn) on the first Valuation Day of the Contract Year; or (b) 10% of the Contract Value as of the first Valuation Day of the Contract Year (available only after the first Contract Year except for withdrawals through a systematic withdrawal service described herein.) The Company also deducts a daily distribution expense charge from each Division at an annual rate of 0.15% of the total net assets of each Division. The amount of any sales charge imposed (which includes both any early withdrawal charge and the distribution expense risk charge), when added to any previous sales charge, will not exceed 9% of all Net Purchase Payments. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on all withdrawals in excess of two per Contract year. For more information regarding the withdrawal charges, see "Contract Charges and Deductions" in the prospectus.

                                      -5-
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PURCHASE PAYMENTS

The minimum Purchase Payment for a Contract which is not a part of a plan qualified for special tax treatment under the Internal Revenue Code ("Qualified Plan") is $5,000 for the initial payment and $500 for subsequent payments. For Qualified Plan Contracts, the minimum Purchase Payment is $1,000 and the minimum additional payment is $100. The Company reserves the right to waive the minimum Purchase Payment amounts on certain Qualified Plans, certain automatic purchase plans, and for Contracts issued to officers, directors, agents, or full-time employees of the Company, the investment adviser or subadviser to the Fund, the distributor or third party administrators. Total cumulative purchase payments will not be permitted to exceed $1,500,000 unless approved in advance by an appropriate officer of the Company before they are accepted.

In the event that an application fails to recite all of the information necessary to record the account properly, the Company will promptly request that the Contract Owner furnish further instructions and will hold the initial Purchase Payment in a suspense account, without interest, for a period not exceeding 5 business days after receipt of the application by the Company. If the necessary information is not received within 5 business days, the Company will return the initial Purchase Payment to the prospective Contract Owner, unless the prospective Contract Owner, after being informed of the reasons for the delay, specifically consents to the Company retaining the initial Purchase Payment until the application is made complete.

Purchase Payments will be allocated to the Divisions of the Separate Account as directed by the Contract Owner. If no allocation is indicated or allocations are not properly completed, the application is considered not to be complete. If the Contract Owner forwards a subsequent Purchase Payment and does not specifically indicate into which Allocation Option(s) the Purchase Payment is to be invested, the Company will credit the Purchase Payment based upon the last existing allocation made by the Contract Owner. Subsequent Purchase Payments may be made at any time without prior notice. The Contract will not be in default if no subsequent Purchase Payments are made. The Company reserves the right to reject any applications or Purchase Payments.

ACCUMULATION PROVISIONS

ACCUMULATION UNITS - The number of a Division's Accumulation Units purchased by a Contract Owner with respect to his or her initial Purchase Payment is determined by dividing the amount credited to the Division by the Accumulation Unit value for that Division next computed following acceptance of the application (generally the next business day after receipt of the Purchase Payment by the Company). The number of Accumulation Units purchased with respect to subsequent Purchase Payments is determined by dividing the amount credited to the Division by the applicable Accumulation Unit value for the Valuation Period next determined following receipt of the Purchase Payment by the Company. The Accumulation Unit value of each Division varies in accordance with the investment experience of that Division.

VALUE OF AN ACCUMULATION UNIT - The value of an Accumulation Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. The value of an Accumulation Unit is determined by multiplying the value of an Accumulation Unit for the last Valuation Period by the net investment factor for that Division for the current Valuation Period. The Contract Owner bears the investment risk that the Contract Value may at any time be less than, equal to, or more than the amounts invested in the Separate Account.

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ANNUITY PAYMENTS

ANNUITY PAYMENTS - The Contract Owner's value in the Allocation Options may be applied to provide either a Variable Annuity or a Fixed Annuity as selected by the Contract Owner. The dollar amount of Variable Annuity payments will reflect the investment experience of the Separate Account Division(s) in which the Contract Owner is invested but will not be affected by adverse mortality experience which may exceed the mortality risk charge provided for under the Contract.

1. FIRST ANNUITY PAYMENT: The amount used to establish the first monthly payment consists of the Contract Owner's values in the Allocation Options as of the first Valuation Day on or after the Annuity Date adjusted for charges and deductions. The Contract contains tables showing monthly payment factors and annuity premium rates per $1,000 of the amount applied.

     At the time the first monthly Variable Annuity payment is determined, a number of Annuity Units for each Division is established for the Owner by dividing the monthly payment derived from the tables by the Annuity Unit value for the Division as of the date the first Annuity payment is due. The number of Annuity Units forming the basis of an Annuity payment will not change during the Annuity period unless Annuity Units are transferred to or from another Division. The value of the Annuity Units, however, will change based upon investment results.

2. SUBSEQUENT VARIABLE ANNUITY PAYMENTS: The amount of monthly payments after the first for any Division will be determined by multiplying the number of Annuity Units for that Division determined for the first payment (adjusted for transfers, if any) by the Annuity Unit value for that Division for the Valuation Period immediately preceding the Valuation Period in which the subsequent payment is made. It will be the Company's practice to mail Variable Annuity payments no later than 7 days after the last day of the Valuation Period upon which they are based or the monthly anniversary thereof.

ASSUMED INVESTMENT RATE - The tables set forth in the Contract are based upon the 1983 Table "a" for Individual Annuity Valuation, with an assumed investment rate of 4%. Variable Annuity payments will vary from payments based on the assumed investment rate depending on whether the investment experience of the Division(s) in which the Contract Owner is invested is better or worse than the assumed investment rate. Over a period of time, if the Division(s) achieved a net investment result equal to the assumed investment rate, the Annuity Units would not change in value, and the amount of the Annuity payments would be level. However, if the Division(s) achieved a net investment result greater than the assumed investment rate, the Annuity Units would increase in value and the amount of the Annuity payments would increase. Similarly, if the Division(s) achieved a net investment result smaller than the assumed investment rate, the Annuity Units would decrease in value and the amount of the Annuity payments would decrease.

ELECTION OF ANNUITY DATE AND FORM OF ANNUITY - The Annuity Date and the form of Annuity payment are elected by the Contract Owner. Unless a different Annuity Date is elected, Annuity payments will begin on the first day of the month following the Annuitant's 85th birthday. Contracts issued under Qualified Plans may require an earlier Annuity Date. To the extent not prohibited by any Qualified Plan requirements, an optional Annuity Date may be elected; such date may be the first day of any month prior to the normal Annuity Date. The election must be made at least 30 days before the optional Annuity Date elected.

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ANNUITY OPTIONS - Subject to the provisions of the Internal Revenue Code
("Code") and the retirement plan under which a Contract is purchased, the Contract Owner may elect any one of the Annuity Options listed below. If the Owner does not elect otherwise, Annuity payments will be made on a variable basis under Option 3, a life Annuity with 10 years' payments certain. Changes in the optional form of Annuity payment may be made at any time up to 30 days prior to the date on which Annuity payments are to begin. All Options are available as fixed or variable payment annuities. The Annuity payments described below are determined on the basis of (i) the mortality table specified in the Contract,
(ii) the age and, where permitted, the sex of the Annuitant, (iii) the type of Annuity payment option(s) selected, and (iv) the assumed investment rate.

     OPTION 1-PAYMENTS FOR A GUARANTEED FIXED PERIOD: An Annuity payable for a specified period of time. The period must be at least 5 years. If this option is taken as a Variable Annuity, the Contract Owner may at any time choose to receive the present value of the remaining payments in a lump sum computed at the assumed investment rate.

     OPTION 2-LIFE ANNUITY: Payments will be made for the life of the Annuitant. Payments will cease with the last payment due prior to the Annuitant's death.

     OPTION 3-LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 OR 20 YEARS: An Annuity payable during the lifetime of the individual (no matter how long he or she might live) with a guaranteed minimum number of payments. If the Annuitant dies before the guaranteed number of payments have been made, the remaining payments for the guaranteed period chosen (10 or 20 years) will continue to the Owner.

     OPTION 4-JOINT AND SURVIVOR ANNUITY: An Annuity will be paid during the lifetimes of the Annuitant and the Annuitant's spouse. The amount of such payments will not change by reason of the first death. Payments will end with the last payment due prior to the second death.

FREQUENCY OF PAYMENT - Payments under all options will be made on a monthly basis, unless a different arrangement has been requested by the Contract Owner and agreed to by the Company. If at any time any payments to be made to any Annuitant are less than $100 each, the Company shall have the right to decrease the frequency of payments to such interval as will result in a payment of at least $100.

ANNUITY UNIT VALUES - The value of an Annuity Unit of each Division was set at $10 when the Division was established. The value may increase or decrease from one Valuation Period to the next. For any Valuation Period, the value of an Annuity Unit of a particular Division is the value of that Annuity Unit during the last Valuation Period, multiplied by the net investment factor for that Division for the current Valuation Period. The result is then multiplied by a factor that offsets the effect of the assumed investment rate.

DISTRIBUTION OF CONTRACTS

Contracts are offered on a continuous basis through licensed insurance agents of the Company (who are also either broker-dealers or persons associated with broker-dealers), either individually or through an insurance agency. Sales commissions will be paid by the Company. The commissions paid by the Company will range from 1% to 6%.

PaineWebber Inc. ("PWI"), located at 1285 Avenue of the Americas, New York, New York 10019, serves as the principal underwriter of the Contracts pursuant to an underwriting (distribution) agreement ("Underwriting Agreement"). PWI is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities

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Dealers, Inc. ("NASD"). PWL may accomplish the retail distribution of Contracts itself or enter into Dealer Agreements with other registered broker-dealers to do so. The Contracts will be offered for sale by PWI and its correspondent firms.

The Underwriting Agreement may be terminated by the Company on behalf of the Separate Account at any time on 60 days' written notice without payment of any penalty. The Underwriting Agreement may be terminated at any time by PWI without payment of any penalty on 60 days' written notice to the Separate Account and the Company. The Underwriting Agreement automatically terminates in the event of its assignment. PWI has received no underwriting compensation from PaineWebber Life since the Contracts were not yet available for sale on the date of this Statement of Additional Information.


                   ADDITIONAL FEDERAL INCOME TAX INFORMATION

THE COMPANY AND THE SEPARATE ACCOUNT

The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of the Separate Account form, and are taxed as, a part of the total operations of the Company. The Contracts are formulated to meet the definition of a "variable contract" under section 817(d) of the Code. The Code provides that if the Separate Account meets certain diversification requirements, set forth in Treasury Regulations under section 817(h) of the Code, the income from the assets of the Separate Account used to fund the annuities will not be subject to current federal income tax. See "Diversification Requirements". There is no short-term or long-term capital gain or loss recognized with respect to the assets of the Separate Account.

NON-QUALIFIED PLANS

ACCUMULATION PERIOD - The Contract may be issued to individuals in connection with personal retirement plans which do not qualify for the tax benefits which are available to Qualified Plans. A non-Qualified Plan may be established by an individual seeking to accumulate funds for retirement or by an employer for one or more employees. With certain exceptions, a Contract held by a non-natural person will not be treated as an Annuity contract. The tax consequences of participation in a non-Qualified Plan will vary from plan to plan. Income credited to a non-Qualified Contract is not includable in the gross income of the Contract Owner. Amounts received before the Annuity Date are includable as ordinary income to the extent Contract Value exceeds the Contract Owner's Purchase Payments.

WITHDRAWALS - A partial or complete withdrawal of a non-Qualified Contract before commencement of Annuity payments will be treated first as a withdrawal of income earned on investments to the extent of such income, then as a tax-free return of capital. Moreover, amounts received upon assignment or pledge of the Contract will be treated as amounts withdrawn under the Contract and therefore subject to income taxes. Taxable amounts included in a withdrawal before the Contract Owner attains age 59 1/2 will be subject to an additional income tax of 10% of the income withdrawn. This penalty would not apply where the withdrawal is made on account of the Contract Owner's death or disability or where substantially equal Annuity payments are received over the life of the Contract Owner or the lives of the Contract Owner and a designated beneficiary. After the Annuity Date, the Owner is allowed to recover tax-free any portion of each Annuity payment which represents Purchase Payments.

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QUALIFIED PLANS

TAX ADVANTAGES - Certain tax advantages are available under a Qualified Plan (a retirement plan which satisfies the requirements of sections 401(a), 403(b), 408(b) or 457 of the Code). The tax advantages available under a Qualified Plan include: the deductibility of employer or Contract Owner contributions; the inclusion of contributions and their earnings in the participant's gross income only when received or made available to the participant and, within certain limits, the exclusion from the decedent's gross estate and from the beneficiary's gross income of distributions to the beneficiary of a deceased employee. A general information outline with respect to each type is provided below. If the contract is to be used to fund a Qualified Plan, however, competent tax advice should be sought.

1. PLANS FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS: Under section 401(a) of the Code, contributions may be made on behalf of employees up to the limits provided by section 415 and the payments will be deductible as provided by section 404. Plan participants are also permitted to make non-deductible voluntary contributions subject to certain non-discrimination rules.

     A plan established by an organization which primarily benefits "key employees" (known as a "top-heavy" plan) will be subject to special rules on: vesting, minimum contributions and benefits for non-key employees, compensation which may be taken into account to determine contributions or benefits for key employees, the aggregate limit on contributions and benefits, and rollovers.

     The tax treatment of plans established by self-employed individuals (known as "Keogh" or "H.R. 10" plans) is essentially the same as corporate plans. Some special restrictions apply to self-employed individuals who are "owner-employees."

2. TAX-SHELTERED ANNUITIES: Contributions made by public school systems, churches and certain tax-exempt organizations made to purchase contracts on behalf of their employees are excludible from the employees' gross income, within certain limits, if the requirements of section 403(b) of the Code are met.

3.   DEFERRED COMPENSATION PLANS FOR STATE AND LOCAL GOVERNMENT EMPLOYEES:
     Section 457 of the Code provides special tax treatment for certain deferred compensation plans for employees of state and local governments, their political subdivisions, agencies, instrumentalities and affiliates, and certain tax-exempt rural electric cooperatives. Such plans permit the employees to specify the form of investment for their deferred compensation, which can include investment in the Contract. However, the investments will be owned by, and subject to, the claims of the general creditors of the employer.

4.   INDIVIDUAL RETIREMENT ANNUITIES:   Section 408(b) of the Code permits
     individuals to establish an Individual Retirement Annuity ("IRA"). No more than $2,000 or 100% of compensation may be contributed to an IRA. Under section 219 of the Code the entire amount is deductible if the individual is not a participant in an employer's Qualified Plan. If the individual participates in an employer's Qualified Plan, all, a portion, or none of the contribution may be deductible, depending on adjusted gross income. An IRA is subject to penalty and excise taxes on excess contributions and insufficient distributions, as well as early distributions (see below).

DISTRIBUTIONS - A participant who has attained age 50 before January 1, 1986, may elect favorable tax treatment for a lump-sum distribution from a section 401(a) plan. This may include capital gains treatment on the pre-1974 portion and 5-year or 10-year forward averaging. A distribution

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before age 59 1/2 from a Qualified Plan (except a section 457 plan) will be subject to a 10% additional income tax on the amount of the distribution. The penalty does not apply to a distribution: of an Annuity for life or life expectancy; on early retirement under the plan at age 55; used to pay medical expenses; and after death. Distributions from Tax-Sheltered Annuities are subject to special restrictions imposed by section 403(b)(11) of the Code. See "Withdrawals" in the prospectus. A participant who receives a lump sum distribution from a Qualified Plan (except a section 457 plan) can make a "tax-free rollover" of the distribution into another employer's Qualified Plan, in certain circumstances, or into an IRA and continue to defer taxation of the amount rolled over. Except for the recovery of nondeductible contributions, the entire amount of the Annuity payments will be included in the participant's gross income. The participant is entitled to recover tax-free any portion of each Annuity payment representing nondeductible contributions. Distributions not made directly to the other Qualified Plan will be subject to a mandatory 20% withholding.

WITHHOLDING

With certain exceptions, withholding on Annuity payments and other distributions (such as lump sum distributions or partial withdrawals) is required. However, recipients of Annuity payments or other distributions are allowed to make an election not to have federal income tax withheld. After such election is made with respect to Annuity payments, a payee may revoke the election at any time, and thereafter, commence withholding. In such a case, the Company will notify the payee at least annually of his or her right to change such election.

The withholding rate followed by the Company will be applied only against the taxable portion of Annuity payments or other distributions. This rate will be determined based upon the nature of the distribution(s). Federal income tax will be withheld from Annuity payments pursuant to the recipient's withholding certificate. If no withholding certificate is filed with the Company, federal income tax will be withheld from Annuity payments on the basis that the payee is married with three withholding exemptions. If the balance to the credit of a participant in a Qualified Plan is distributed within one taxable year to the recipient, the amount of withholding will approximate the federal income tax on a lump sum distribution. If a qualified total distribution is made from a Qualified Plan, there is a mandatory withholding unless the amount is rolled over to another qualified plan on a Trustee to Trustee basis.

DIVERSIFICATION REQUIREMENTS

Non-Qualified variable contracts funded through segregated asset accounts, such as the Separate Account, will not be treated as annuities under the Code unless they are "adequately diversified." Whether the Separate Account is adequately diversified is presently determined from the temporary regulations issued by the Treasury Department in September 1986. It is intended that the Fund and the Separate Account will be operated in such a manner as to satisfy the requirements of the temporary regulations, and any final regulations which follow, so that the Contracts qualify as annuities under the Code.

                               OTHER INFORMATION

REPORTS TO CONTRACT OWNERS

The Company will maintain all records which relate to the Contract. At least once a year, a report which will set forth information regarding the Contract Value will be sent to the Contract Owners. The Contract Owner will also be furnished notices, proxies and solicitation materials which relate to the Fund.

ADMINISTRATIVE SERVICES

PaineWebber Life has entered into a contract with American Republic Insurance Company under which the latter has agreed to perform certain of the administrative services relating to the Contract. Such administrative services include: issuing Contracts, maintaining Contract Owner records (accounting, valuation and reporting services) and issuing reports. The address of the administrative office is 601 6th Avenue, Des Moines, Iowa 50309.

SAFEKEEPING OF ASSETS

The Company maintains custody of the assets of the Separate Account. The Fund shares owned by the Separate Account will be held in "book" form. That is, actual certificates will not be issued by the Fund, rather, the record of shares issued to the Separate Account will be recorded on the books of the Fund by the Fund's transfer agent. The Company also maintains the records of portfolio transactions of the Separate Account.

INDEPENDENT AUDITORS

Ernst & Young, LLP serves as independent auditors for the Separate Account and the Company and performs audit and accounting services for the Separate Account and the Company.

REGISTRATION STATEMENT

A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the Contract. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits, reference to which is made for further information concerning the Separate Account, the Company and the Contract. Statements contained in this Statement of Additional Information and the related Prospectus as to the content of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                         SEPARATE ACCOUNT PERFORMANCE

From time to time the Separate Account may advertise the individual Division "yields," "effective yields," or "average total return." These figures will be based on historical earnings and are not intended to indicate future performance.

(a) YIELD - The yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of contract owner accounts that have money allocated to the

     Division and the denominator of which is the sum of the average number of contract owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average number of accumulation units per contract owner in that Division in order to equate the flat fee to a one-unit basis.

(b) EFFECTIVE YIELD - The effective yield quotation is based on a seven-day period. If the seven-day period falls on a non-valuation day, a calculation will be made as if the seventh day were a valuation day for this purpose only. The effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Division at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the Division at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

(c) TOTAL RETURN - The total return quotation is based on annual periods or from inception to the end of the Division's first fiscal year. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods or from the effective date if the Division has been in effect less than the stated periods, that would equate the initial amount invested to the ending redeemable value.

     Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of Contract Owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

(d) TOTAL RETURN NOT INCLUDING EARLY WITHDRAWAL CHARGES - The total return not including early withdrawal charges quotation is based on the periods from inception to the end of its first fiscal year and each full year thereafter. In general, the total return is computed by finding the average annual compounded rates of return over the 1-, 5- and 10-year periods or from the effective date if the account has been in effect less than the stated periods, that would equate the initial amount invested to an ending value.

Recurring charges are prorated among the Divisions by multiplying the flat fee by a fraction, the numerator of which is the average number of contract owner accounts that have money allocated to the Division and the denominator of which is the sum of the average number of Contract Owner accounts that have money allocated to each of the Divisions. A Division's prorated flat fee is divided by the average account value per $1,000 per Contract Owner in that Division in order to equate the flat fee to a $1,000 account size basis.

Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons such as

Variable Annuity Research and Data Service ("VARDS") and Morningstar who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

From time to time the Separate Account may seek to illustrate performance of MAAP. Because MAAP is a new program without an operating history, such illustration may take the form of a comparative investment in the S&P 500, 10-year Government Bonds and 13-week Treasury bills indices simultaneously in the proportions recommended by the PaineWebber Asset Allocator Programs since 1973, the date of its inception.

Any such illustration will disclose that MAAP does not involve investments in a specific index but rather in the three Milestones portfolios and that the performance of the indices does not necessarily correspond to the three Milestones portfolios. In addition, it will be noted that certain fees, charges and transaction costs are assessed with the Milestones annuity contract, which are not reflected in the illustration.

                                  PERFORMANCE

Money Market Division Yield and Effective Yield for the seven-day period ended March 31, 1995 were: 3.88% and 3.95%, respectively.

The average total return for all the Divisions, except the Money Market, of the Separate Account from inception to March 31, 1995 are as follows.

                          AVERAGE ANNUAL TOTAL RETURN
                          PERIOD ENDED MARCH 31, 1995

                                                                                               Since
Division                                  Inception Date (1)      1 Year       5 Years     Inception (1)
--------------------------------------------------------------------------------------------------------
Strategic Fixed Income                        11/15/93
   With Surrender Charge                                          -3.53%        5.38%          5.42%
   Without Surrender Charge                                        1.46%        6.18%          5.42%
--------------------------------------------------------------------------------------------------------
High Grade Fixed Income                        11/5/93
   With Surrender Charge                                          -4.64%        N/A           -9.89%
   Without Surrender Charge                                        0.35%        N/A           -6.21%
--------------------------------------------------------------------------------------------------------
Global Income                                  9/15/93
  With Surrender Charge                                           -3.45%        5.51%          6.12%
   Without Surrender Charge                                        1.54%        6.31%          6.12%
--------------------------------------------------------------------------------------------------------
Balanced (formerly Asset Allocation)          10/29/93
  With Surrender Charge                                           -5.02%        5.11%          6.11%
  Without Surrender Charge                                        -0.02%        5.91%          6.11%
--------------------------------------------------------------------------------------------------------
Growth and Income                              9/15/93
   With Surrender Charge                                          -0.86%        N/A           -2.51%
   Without Surrender Charge                                        4.13%        N/A           -0.91%
--------------------------------------------------------------------------------------------------------
Growth                                        10/29/93
  With Surrender Charge                                           -4.34%        7.07%          9.77%
  Without Surrender Charge                                         0.65%        7.82%          9.77%
--------------------------------------------------------------------------------------------------------
Aggressive Growth                              11/1/93
    With Surrender Charge                                         -1.29%        N/A           -3.36%
    Without Surrender Charge                                       3.70%        N/A            0.19%
--------------------------------------------------------------------------------------------------------
Global Growth                                  9/15/93
    With Surrender Charge                                        -17.13%        0.85%          3.56%
    Without Surrender Charge                                     -12.13%        1.80%          3.56%
--------------------------------------------------------------------------------------------------------

(1) The various Divisions of the Separate Account first became operational beginning in September 1993. Except for the High Grade Fixed Income and Aggressive Growth Portfolios, the PaineWebber Series Trust which funds the contracts became operational on earlier dates. Thus, the performance shown for periods prior to the inception date of a particular Division is the performance of the various Portfolios of PaineWebber Series Trust for those periods less the charges at the contract level.

                             FINANCIAL STATEMENTS

The financial statements of PaineWebber Life Insurance Company contained herein should be considered only for the purposes of informing investors as to its ability to carry out contractual obligations as a sponsor under the Contracts as described elsewhere herein and in the Prospectus. The financial statements of the Separate Account are also included in this Statement of Additional Information.

                  [LETTERHEAD OF ERNST & YOUNG LLP APPEARS HERE]


                        Report of Independent Auditors



The Board of Directors
PaineWebber Life Insurance Company


We have audited the accompanying statement of net assets of PaineWebber Life Variable Annuity Account (comprising, respectively, the Money Market, Government, Fixed Income, Global Income, Balanced, Asset Allocation, Dividend Growth, Growth, Aggressive Growth and Global Growth Divisions) as of December 31, 1994, the related statements of operations and changes in net assets for the year then ended, and the related statement of changes in net assets for the period from September 1, 1993 (inception date) to December 31, 1993. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the PaineWebber Life Variable Annuity Account at December 31, 1994, and the results of their operations and the changes in their net assets for the periods indicated in the first paragraph, in conformity with generally accepted accounting principles.


                                                     /s/ERNST & YOUNG LLP


January 27, 1995

                   PaineWebber Life Variable Annuity Account

                            Statement of Net Assets

                               December 31, 1994


                                                          Money                    Fixed
                                                          Market    Government    Income
                                            Combined     Division    Division    Division
                                        --------------------------------------------------
Assets
Investments at net asset value:
 PaineWebber Series Trust Money Market
  Portfolio, 7,980,840 shares at $1.00
  per share (cost - $7,980,840)           $  7,980,840  $7,980,840  $           $
 PaineWebber Series Trust Government
  Portfolio, 346,064 shares at $10.34
  per share (cost - $4,015,364)              3,578,298           -   3,578,298           -
 PaineWebber Series Trust Fixed Income
  Portfolio, 876,487 shares at $8.71 per
  share (cost - $8,079,191)                  7,634,194           -           -   7,634,194
 PaineWebber Series Trust Global Income
  Portfolio, 1,461,546 shares at $10.88
  per share (cost - $17,059,993)            15,901,619           -           -           -
 PaineWebber Series Trust Balanced
  Portfolio, 1,272,399 shares at $9.47
  per share (cost - $12,435,628)            12,049,608           -           -           -
 PaineWebber Series Trust Asset
  Allocation Portfolio, 607,126 shares
  at $9.54 per share (cost - $7,031,761)     5,791,984           -           -           -
 PaineWebber Series Trust Dividend
  Growth Portfolio, 360,785 shares at
  $9.16 per share (cost - $3,458,344)        3,304,791           -           -           -
 PaineWebber Series Trust Growth
  Portfolio, 900,638 shares at $14.56
  per share (cost - $15,348,642)            13,113,289           -           -           -
 PaineWebber Series Trust Aggressive
  Growth Portfolio, 1,408,926 shares at
  $9.65 per share (cost - $13,961,681)      13,596,122           -           -           -
 PaineWebber Series Trust Global Growth
  Portfolio, 1,595,025 shares at $12.44
  per share (cost - $22,841,749)            19,842,112           -           -           -
                                        --------------------------------------------------

Total investments (cost - $112,213,193)    102,792,857   7,980,840   3,578,298   7,634,194

Dividends receivable                         3,882,700      32,086     329,549     220,084
Receivable from (payable to)
 PaineWebber Life Insurance Company             36,063       1,790         163        (616)
                                        --------------------------------------------------
Total net assets                          $106,711,620  $8,014,716  $3,908,010  $7,853,662
                                        ==================================================

                                         Global                        Asset      Dividend                Aggressive     Global
                                         Income          Balanced    Allocation    Growth      Growth       Growth       Growth
                                         Division        Division     Division    Division    Division     Division     Division
                                         -----------------------------------------------------------------------------------------
Assets
Investments at net asset value:
 PaineWebber Series Trust Money Market
  Portfolio, 7,980,840 shares at $1.00
  per share (cost - $7,980,840)         $         -     $         -  $        -  $        -  $         -  $         -  $         -
 PaineWebber Series Trust Government
  Portfolio, 346,064 shares at $10.34
  per share (cost - $4,015,364)                   -               -           -           -            -            -            -
 PaineWebber Series Trust Fixed Income
  Portfolio, 876,487 shares at $8.71 per
  share (cost - $8,079,191)                       -               -           -           -            -            -            -
 PaineWebber Series Trust Global Income
  Portfolio, 1,461,546 shares at $10.88
  per share (cost - $17,059,993)         15,901,619               -           -           -            -            -            -
 PaineWebber Series Trust Balanced
  Portfolio, 1,272,399 shares at $9.47
  per share (cost - $12,435,628)                  -      12,049,608           -           -            -            -            -
 PaineWebber Series Trust Asset
  Allocation Portfolio, 607,126 shares
  at $9.54 per share (cost - $7,031,761)          -               -   5,791,984           -            -            -            -
 PaineWebber Series Trust Dividend
  Growth Portfolio, 360,785 shares at
  $9.16 per share (cost - $3,458,344)             -               -           -   3,304,791            -            -            -
 PaineWebber Series Trust Growth
  Portfolio, 900,638 shares at $14.56
  per share (cost - $15,348,642)                  -               -           -           -   13,113,289            -            -
 PaineWebber Series Trust Aggressive
  Growth Portfolio, 1,408,926 shares at
  $9.65 per share (cost - $13,961,681)            -               -           -           -            -   13,596,122            -
 PaineWebber Series Trust Global Growth
  Portfolio, 1,595,025 shares at $12.44
  per share (cost - $22,841,749)                  -               -           -           -            -            -   19,842,112
                                        ------------------------------------------------------------------------------------------
Total investments (cost - $112,213,193)  15,901,619      12,049,608   5,791,984   3,304,791   13,113,289   13,596,122   19,842,112

Dividends receivable                        272,044         105,106     744,213      35,577      987,855        7,556    1,148,630
Receivable from (payable to)
 PaineWebber Life Insurance Company           3,690           4,889       1,179         433          598        8,828       15,109

                                        ------------------------------------------------------------------------------------------

Total net assets                        $16,177,353     $12,159,603  $6,537,376  $3,340,801  $14,101,742  $13,612,506  $21,005,851
                                        ==========================================================================================

                   PaineWebber Life Variable Annuity Account

Net assets represented by:
Currently payable annuity contracts
Global Income Division                                       $      4,737
Asset Allocation Division                                           2,286
Growth Division                                                     4,534
Global Growth Division                                             14,192
                                                             ------------

                                                                   25,749

Contracts in accumulation period
                                          Units      Value
                                        -------------------
Contracts sold subject to early
 withdrawal charges
Money Market Division                       729,488  $10.20     7,440,622
Government Division                         365,568    9.27     3,388,745
Fixed Income Division                       788,821    8.83     6,966,201
Global Income Division                    1,567,185    9.61    15,058,825
Balanced Division                         1,091,748    9.40    10,259,341
Asset Allocation Division                   646,381    9.18     5,931,965
Dividend Growth Division                    308,172    9.29     2,862,278
Growth Division                           1,561,429    8.72    13,616,611
Aggressive Growth Division                1,292,366    9.50    12,273,838
Global Growth Division                    1,903,060   10.19    19,398,829
                                                             ------------
                                                               97,197,255

Contracts sold not subject to early
 withdrawal charges
Money Market Division                        56,433   10.17       574,094
Government Division                          56,044    9.27       519,265
Fixed Income Division                       100,691    8.81       887,461
Global Income Division                      117,924    9.44     1,113,791
Balanced Division                           202,593    9.38     1,900,262
Asset Allocation Division                    65,539    9.20       603,125
Dividend Growth Division                     50,211    9.53       478,523
Growth Division                              55,628    8.64       480,597
Aggressive Growth Division                  141,235    9.48     1,338,668
Global Growth Division                      171,114    9.31     1,592,830
                                                             ------------
                                                                9,488,616
                                                             ------------
                                                             $106,711,620
                                                             ============


See accompanying notes.

                   PaineWebber Life Variable Annuity Account

                            Statement of Operations

                         Year ended December 31, 1994


                                                          Money     Govern-
                                                         Market       ment
                                            Combined    Division    Division
                                        ------------------------------------
Investment income (loss)
Income:
Dividends                                 $ 1,350,006   $179,414   $ 295,308
Capital gains distributions                 2,875,787          -      34,241

Expenses (Note 2):
Administrative charges                        (67,630)   (25,901)     (1,293)
Mortality, distribution and expense
 risk and enhanced death benefit fees      (1,226,405)   (76,719)    (42,179)
                                        ------------------------------------
Net investment income (loss)                2,931,758     76,794     286,077

Realized and unrealized gain (loss) on
 investments (Note 4)
Net realized loss on investments             (355,956)         -     (24,543)
Net unrealized depreciation of             (9,008,878)         -    (416,230)
 investments
                                        ------------------------------------
Net increase (decrease) in net assets
 resulting from operations                $(6,433,076)  $ 76,794   $(154,696)
                                        ====================================


See accompanying notes.

                                           Fixed         Global                   Asset       Dividend
                                          Income         Income     Balanced    Allocation     Growth       Growth
                                         Division       Division    Division     Division     Division     Division
                                         ----------------------------------------------------------------------------
Investment income (loss)
Income:
Dividends                               $ 225,030     $ 297,880   $ 111,181   $   178,804   $  35,577   $     7,327
Capital gains distributions                     -             -           -       575,720           -     1,117,196

Expenses (Note 2):
Administrative charges                     (2,971)       (4,206)     (4,258)       (3,813)       (595)       (7,795)
Mortality, distribution and expense
 risk and enhanced death benefit fees     (78,855)     (222,720)   (133,726)      (73,110)    (35,987)     (158,988)
                                       --------------------------------------------------------------------------------
Net investment income (loss)              143,204        70,954     (26,803)      677,601      (1,005)      957,740

Realized and unrealized gain (loss) on
 investments (Note 4)
Net realized loss on investments          (26,731)     (146,507)    (12,254)      (22,616)     (4,897)      (45,093)
Net unrealized depreciation of
 investments                             (443,886)     (870,107)   (381,258)   (1,163,839)   (145,968)   (2,207,272)
                                        -------------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations              $(327,413)    $(945,660)  $(420,315)  $  (508,854)  $(151,870)  $(1,294,625)
                                        ===============================================================================

                                          Aggressive      Global
                                            Growth        Growth
                                           Division      Division
                                        --------------------------
Investment income (loss)
Income:
Dividends                                  $  13,040   $     6,445
Capital gains distributions                        -     1,148,630

Expenses (Note 2):
Administrative charges                        (6,719)      (10,079)
Mortality, distribution and expense
 risk and enhanced death benefit fees       (152,090)     (252,031)
                                          -------------------------
Net investment income (loss)                (145,769)      892,965

Realized and unrealized gain (loss) on
 investments (Note 4)
Net realized loss on investments             (19,887)      (53,428)
Net unrealized depreciation of
 investments                                (369,861)   (3,010,457)
                                          --------------------------
Net increase (decrease) in net assets
 resulting from operations                 $(535,517)  $(2,170,920)
                                          ==========================

                   PaineWebber Life Variable Annuity Account

                      Statements of Changes in Net Assets




                 Period from September 1, 1993 to December 31,
                   1993 and the Year ended December 31, 1994


                                                             Money        Govern-
                                                             Market        ment
                                             Combined        Division     Division
                                        --------------------------------------------
Net assets at September 1, 1993           $          -   $         -   $        -

Increase (decrease) in net assets
Operations:
 Net investment income                         628,944           514       19,889
 Net realized gain on investments                  353             -            -
 Net unrealized appreciation
  (depreciation) of investments               (411,458)            -      (20,836)
                                        -----------------------------------------
Net increase (decrease) in net assets
 resulting from operations                     217,839           514         (947)

Changes from principal transactions:
 Purchase payments                          19,308,321     1,374,252      352,092
 Contract distributions and terminations       (54,750)         (900)           -
 Transfer payments from (to) other
  divisions                                          -      (158,101)     (26,596)
                                        -----------------------------------------
Increase in net assets derived from
 principal transactions                     19,253,571     1,215,251      325,496
                                        -----------------------------------------
Total increase and net assets at
 December 31, 1993                          19,471,410     1,215,765      324,549

Increase (decrease) in net assets
Operations:
 Net investment income (loss)                2,931,758        76,794      286,077
 Net realized loss on investments             (355,956)            -      (24,543)
 Net unrealized depreciation of
  investments                               (9,008,878)            -     (416,230)
                                        -----------------------------------------
Net increase (decrease) in net assets
 resulting from operations                  (6,433,076)       76,794     (154,696)

Changes from principal transactions:
 Purchase payments                          98,757,595    16,778,326    3,384,732
 Contract distributions and terminations    (5,110,803)   (1,438,329)    (168,128)
 Transfer payments (to) from other
  divisions                                          -    (8,617,840)     521,553
 Annuity payments                               (2,543)            -            -
 Actuarial adjustment in reserves for
  currently payable annuity contracts           29,037             -            -
                                        -----------------------------------------
Increase in net assets derived from
 principal transactions                     93,673,286     6,722,157    3,738,157
                                        -----------------------------------------
Total increase                              87,240,210     6,798,951    3,583,461
                                        -----------------------------------------
Net assets at end of period               $106,711,620   $ 8,014,716   $3,908,010
                                        =========================================

See accompanying notes.

                                          Fixed            Global                      Asset
                                          Income           Income       Balanced     Allocation
                                          Division        Division      Division      Division
                                        ---------------------------------------------------------
Net assets at September 1, 1993           $      -      $         -   $         -   $         -

Increase (decrease) in net assets
Operations:
 Net investment income                       1,234          309,863         1,022        84,409
 Net realized gain on investments                -                -             -           332
 Net unrealized appreciation
  (depreciation) of investments             (1,111)        (288,267)       (4,762)      (75,938)
                                         ---------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                     123           21,596        (3,740)        8,803

Changes from principal transactions:
 Purchase payments                       1,428,115        3,581,783     2,183,207       834,974
 Contract distributions and terminations    (2,781)          (7,168)       (2,750)      (21,290)
 Transfer payments from (to) other
  divisions                                 57,090           29,635        87,762       (23,480)
                                         ---------------------------------------------------------
Increase in net assets derived from
 principal transactions                  1,482,424        3,604,250     2,268,219       790,204
                                         ---------------------------------------------------------
Total increase and net assets at
 December 31, 1993                       1,482,547        3,625,846     2,264,479       799,007

Increase (decrease) in net assets
Operations:
 Net investment income (loss)              143,204           70,954       (26,803)      677,601
 Net realized loss on investments          (26,731)        (146,507)      (12,254)      (22,616)
 Net unrealized depreciation of
  investments                             (443,886)        (870,107)     (381,258)   (1,163,839)
                                         -------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                (327,413)        (945,660)     (420,315)     (508,854)

Changes from principal transactions:
 Purchase payments                       6,411,815       14,370,056     9,126,818     5,837,235
 Contract distributions and terminations  (357,801)        (745,020)     (532,742)     (294,074)
 Transfer payments (to) from other
  divisions                                644,514         (132,456)    1,721,363       701,539
 Annuity payments                                -             (460)            -          (224)
 Actuarial adjustment in reserves for
  currently payable annuity contracts            -            5,047             -         2,747
                                         ---------------------------------------------------------
Increase in net assets derived from
 principal transactions                  6,698,528       13,497,167    10,315,439     6,247,223
                                         --------------------------------------------------------
Total increase                           6,371,115       12,551,507     9,895,124     5,738,369
                                         ---------------------------------------------------------
Net assets at end of period             $7,853,662      $16,177,353   $12,159,603   $ 6,537,376
                                        ==========================================================

                                          Dividend Growth                  Aggressive      Global
                                              Division         Growth        Growth        Growth
                                                              Division      Division      Division
                                         ---------------------------------------------------------
Net assets at September 1, 1993            $         -    $        -    $        -    $        -

Increase (decrease) in net assets
Operations:
 Net investment income                          10,153        57,075         1,310       143,475
 Net realized gain on investments                    -            21             -             -
 Net unrealized appreciation
  (depreciation) of investments                 (7,585)      (28,081)        4,302        10,820
                                            ----------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                       2,568        29,015         5,612       154,295

Changes from principal transactions:
 Purchase payments                             680,858     1,786,472     2,952,654     4,133,914
 Contract distributions and terminations             -        (3,611)      (12,573)       (3,677)
 Transfer payments from (to) other
  divisions                                          -             -      (129,287)      162,977
                                           -----------------------------------------------------
Increase in net assets derived from
 principal transactions                        680,858     1,782,861     2,810,794     4,293,214
                                           -----------------------------------------------------
Total increase and net assets at
 December 31, 1993                             683,426     1,811,876     2,816,406     4,447,509

Increase (decrease) in net assets
Operations:
 Net investment income (loss)                   (1,005)      957,740      (145,769)      892,965
 Net realized loss on investments               (4,897)      (45,093)      (19,887)      (53,428)
 Net unrealized depreciation of
  investments                                 (145,968)   (2,207,272)     (369,861)   (3,010,457)
                                            ----------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations                    (151,870)   (1,294,625)     (535,517)   (2,170,920

Changes from principal transactions:
 Purchase payments                           2,692,033    12,316,174    10,684,571    17,155,835
 Contract distributions and terminations       (85,135)     (519,241)     (469,774)     (500,559)
 Transfer payments (to) from other
  divisions                                    202,347     1,782,719     1,116,820     2,059,441
 Annuity payments                                    -          (452)            -        (1,407)
 Actuarial adjustment in reserves for
  currently payable annuity contracts                -         5,291             -        15,952
                                          ------------------------------------------------------
Increase in net assets derived from
 principal transactions                      2,809,245    13,584,491    11,331,617    18,729,262
                                          ------------------------------------------------------
Total increase                               2,657,375    12,289,866    10,796,100    16,558,342
                                          ------------------------------------------------------
Net assets at end of period                 $3,340,801   $14,101,742   $13,612,506   $21,005,851
                                          ======================================================

See accompanying notes.

                   PaineWebber Life Variable Annuity Account

                         Notes to Financial Statements

                               December 31, 1994



1.  Investment and Accounting Policies

PaineWebber Life Variable Annuity Account was organized by PaineWebber Life Insurance Company (the Company) in accordance with the provisions of California Insurance laws and is a part of the total operations of the Company. The assets and liabilities of the PaineWebber Life Variable Annuity Account are clearly identified and distinguished from the other assets and liabilities of the Company. The PaineWebber Life Variable Annuity Account invests solely in specified portfolios of PaineWebber Series Trust, an open-end management investment company under the Investment Company Act of 1940, as directed by eligible contract owners. All series of shares are diversified except Global Income Portfolio. Investments are stated at the closing net asset values per share on December 31, 1994.

The average cost method is used to determine realized gains and losses. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Currently payable annuity contract reserves are computed according to the Individual Annuity Valuation 1983 Table using an assumed interest rate of 4.0%. If the amount paid to the contractholder is less than originally estimated, charges paid for mortality and expense risks are reimbursed to the Company. If additional amounts are required, the Company reimburses the PaineWebber Life Variable Annuity Account.


2.  Expenses

The Company is compensated for mortality, distribution and expense risks and enhanced death benefits by a charge equivalent to an annual rate of 1.60% of the asset value of each contract sold subject to early withdrawal charges and 1.77% of the asset value of each contract sold not subject to early withdrawal charges. These charges amounted to $1,226,405 in 1994.

An annual contract administration charge of $30 is deducted on the first valuation date on or after each contract anniversary prior to the annuity date. A transfer charge of $10 will be imposed on each transfer between divisions (portfolios) of the account in excess of twelve in any one contract year. However, the Company has waived this charge until further notice. A withdrawal transaction charge of the lesser of $25 or 2% of the amount withdrawn will be imposed on each withdrawal in excess of two per contract year. Total administrative charges amounted to $67,630 in 1994.

Contracts sold subject to early withdrawal charges are assessed a charge equal to 5% of the amount withdrawn for purchase payments made within a five year period following the date the payment was received.

                   PaineWebber Life Variable Annuity Account

3.  Federal Income Taxes

Operations of the PaineWebber Life Variable Annuity Account forms a part of the operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of PaineWebber Life Variable Annuity Account.


4.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments were as follows:

                             Year ended               Year ended
                          December 31, 1994       December 31, 1993
                    -------------------------------------------------
                       Purchases       Sales      Purchases    Sales
                    -------------------------------------------------
Portfolio:
 Money Market         $ 15,899,666  $ 9,133,295  $ 1,214,469  $     -
 Government              4,371,432      656,851      325,348       22
 Fixed Income            7,338,995      714,448    1,481,375        -
 Global Income          15,823,091    2,218,561    3,601,991       22
 Balanced               10,680,140      498,837    2,266,579        -
 Asset Allocation        6,638,099      373,793      821,148   31,409
 Dividend Growth         3,010,575      227,758      680,490       65
 Growth                 14,746,301    1,134,296    1,785,159    3,450
 Aggressive Growth      12,046,789      873,741    2,808,601       80
 Global Growth          19,479,978      875,645    4,290,865       22
                    -------------------------------------------------
                      $110,035,066  $16,707,225  $19,276,025  $35,070
                    =================================================

                   PaineWebber Life Variable Annuity Account

5.  Summary of Changes from Unit Transactions

Transactions in units were as follows:

                                            Year ended            Year ended
                                        December 31, 1994     December 31, 1993
                                    --------------------------------------------
                                      Purchased   Redeemed   Purchased  Redeemed
                                    --------------------------------------------
Contracts sold subject to early
 withdrawal charge
Division:
 Money Market                          1,972,868  1,345,459    102,878       799
 Government                              401,999     58,883     23,736     1,284
 Fixed Income                            837,699    188,712    142,899     3,065
 Global Income                         1,578,700    323,231    312,413       697
 Balanced                                988,190     85,212    192,203     3,433
 Asset Allocation                        629,776     48,389     68,428     3,434
 Dividend Growth                         273,190     26,410     61,392         -
 Growth                                1,650,367    246,582    158,002       358
 Aggressive Growth                     1,159,849    108,333    268,295    27,445
 Global Growth                         1,740,093    153,753    318,268     1,548
                                    --------------------------------------------
                                      11,232,731  2,584,964  1,648,514    42,063
                                    ============================================

Contracts sold not subject to early
 withdrawal charge
Division:
 Money Market                            209,584    172,458     34,396    15,089
 Government                               56,564     10,680     11,538     1,378
 Fixed Income                            136,677     50,540     14,828       274
 Global Income                           101,415     23,688     40,206         9
 Balanced                                186,832     24,775     40,536         -
 Asset Allocation                         57,878      4,844     13,527     1,022
 Dividend Growth                          50,832      7,003      6,382         -
 Growth                                   61,681     29,156     23,112         9
 Aggressive Growth                       126,078     27,412     43,364       795
 Global Growth                           133,084     28,628     66,667         9
                                    --------------------------------------------
                                       1,120,625    379,184    294,556    18,585
                                    ============================================

                   PaineWebber Life Variable Annuity Account

6.  Net Assets

Net assets at December 31, 1994 consisted of the following:

                                                            Money                       Fixed
                                                            Market      Government     Income
                                            Combined       Division      Division     Division
                                        -------------------------------------------------------
Unit transactions                         $112,740,237   $ 7,980,727   $ 4,053,807   $8,160,663
Accumulated net investment income            3,391,719        33,989       291,269      137,996
Net unrealized depreciation of
 investments                                (9,420,336)            -      (437,066)    (444,997)
                                        -------------------------------------------------------
                                          $106,711,620   $ 8,014,716   $ 3,908,010   $7,853,662
                                        =======================================================
                                          Global                       Asset         Dividend
                                          Income         Balanced      Allocation    Growth
                                          Division       Division      Division      Division
                                        -------------------------------------------------------
Unit transactions                         $ 16,976,200   $12,570,325   $ 7,048,729   $3,485,436
Accumulated net investment income
 (loss)                                        359,527       (24,702)      728,424        8,918
Net unrealized depreciation of
 investments                                (1,158,374)     (386,020)   (1,239,777)    (153,553)
                                        -------------------------------------------------------
                                          $ 16,177,353   $12,159,603   $ 6,537,376   $3,340,801
                                        =======================================================
                                                         Aggressive    Global
                                          Growth         Growth        Growth
                                          Division       Division      Division
                                        ------------------------------------------
Unit transactions                         $ 15,356,091   $14,116,281   $22,991,978
Accumulated net investment income
 (loss)                                        981,004      (138,216)    1,013,510
Net unrealized depreciation of
 investments                                (2,235,353)     (365,559)   (2,999,637)
                                        ------------------------------------------
                                          $ 14,101,742   $13,612,506   $21,005,851
                                        ==========================================

                       [LETTERHEAD OF ERNST & YOUNG LLP]


                         Report of Independent Auditors



The Board of Directors
PaineWebber Life Insurance Company


We have audited the accompanying balance sheets of PaineWebber Life Insurance Company as of December 31, 1994 and 1993, and the related statements of operations, changes in stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PaineWebber Life Insurance Company at December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.

As discussed in Note 3 to the financial statements, in 1994 the Company changed its method of accounting for certain investments in debt and equity securities.


                                                           /s/ Ernst & Young LLP


March 10, 1995

                       PaineWebber Life Insurance Company

                                 Balance Sheets




                                                       December 31
                                                1994               1993
                                             ---------------------------------
Assets
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost      $  2,609,146          $ 1,859,238
    Available for sale, at market                  90,900                    -
  Short-term investments                       19,082,582            8,697,162
                                             ---------------------------------
Total investments                              21,782,628           10,556,400

Cash and cash equivalents                       2,000,327            2,647,481
Accrued investment income                         165,146               61,948
Assets on deposit with ceding company
 (Note 6)                                     153,408,245                    -
Deferred policy acquisition costs              15,103,072              450,598
Goodwill, less accumulated amortization
 (1994 - $240,000; 1993 - $120,000)               960,000            1,080,000
Other assets                                      553,201              202,147
Separate account assets                       106,676,646           19,471,409
                                             ---------------------------------
Total assets                                 $300,649,265          $34,469,983
                                             =================================

Liabilities and stockholder's equity
Liabilities:
  Policy and contract claims                 $    121,210          $         -
  Contract deposit payable                      1,294,365            1,931,767
  Funds held for reinsurers on reinsurance
   assumed (Note 6)                           161,863,182                    -
  Expense allowance payable on reinsurance
   assumed (Note 6)                             2,439,526                    -

  Accounts payable and other liabilities          204,726              217,513
  Separate account liabilities                106,676,646           19,471,409
                                             ---------------------------------
Total liabilities                             272,599,655           21,620,689

Commitments and contingencies (Note 8)

Stockholder's equity:
  Common Stock, $100 par value - 25,000
   shares authorized, issued and outstanding    2,500,000            2,500,000
  Additional paid-in capital                   26,757,295           11,757,295
  Unrealized depreciation of fixed
   maturities                                      (2,750)                   -
  Retained earnings (deficit)                  (1,204,935)          (1,408,001)
                                             ---------------------------------
Total stockholder's equity                     28,049,610           12,849,294
                                             ---------------------------------
Total liabilities and stockholder's
 equity                                      $300,649,265          $34,469,983
                                             =================================

See accompanying notes.

                      PaineWebber Life Insurance Company

                           Statements of Operations


                                                      Year ended December 31
                                                       1994            1993
                                                  ----------------------------
Revenues:
  Annuity product charges                         $ 1,169,708      $     4,017
  Investment income, net of related expenses          889,061          185,290
  Realized loss on investments                           (873)               -
                                                  ----------------------------
                                                    2,057,896          189,307
Expenses:
  Commissions                                      11,596,074          461,472
  General expenses                                  4,496,350        1,324,129
  Insurance taxes                                     294,878          142,205
  Policy acquisition costs deferred               (15,067,961)        (452,671)
  Amortization of deferred policy                     415,489            2,073
    acquisition costs
  Amortization of goodwill                            120,000          120,000
                                                  ----------------------------
                                                    1,854,830        1,597,308
                                                  ----------------------------
Net income (loss)                                 $   203,066      $(1,408,001)
                                                  ============================


See accompanying notes.

                      PaineWebber Life Insurance Company

                 Statements of Changes in Stockholder's Equity


                                                                              Unrealized
                                                             Additional      Appreciation        Retained
                                            Common            Paid-In        (Depreciation)      Earnings
                                             Stock            Capital          of Fixed          (Deficit)           Total
                                                                              Maturities
                                         -------------------------------------------------------------------------------------
Balance at January 1, 1993                $2,500,000        $ 3,889,936        $      -        $         -        $ 6,389,936
  Net loss                                         -                  -               -         (1,408,001)        (1,408,001)
  Capital contribution                             -          7,867,359               -                  -          7,867,359
                                         -------------------------------------------------------------------------------------
Balance at December 31, 1993               2,500,000         11,757,295               -         (1,408,001)        12,849,294
  Cumulative effect of change in
    accounting principle regarding
    fixed maturity securities                      -                  -           9,320                  -              9,320
  Net income                                       -                  -               -            203,066            203,066
  Unrealized depreciation of
    fixed maturities                               -                  -         (12,070)                 -            (12,070)
  Capital contribution                             -         15,000,000               -                  -         15,000,000
                                         -------------------------------------------------------------------------------------
Balance at December 31, 1994              $2,500,000        $26,757,295        $ (2,750)       $(1,204,935)       $28,049,610
                                         =====================================================================================

See accompanying notes.

                      PaineWebber Life Insurance Company

                           Statements of Cash Flows


                                                                         Year ended December 31
                                                                     1994                      1993
                                                               ----------------------------------------
Operating activities
Net income (loss)                                               $    203,066              $ (1,408,001)
Adjustments to reconcile net income (loss) to net cash
  provided by (used in) operating activities:
  Amortization of goodwill                                           120,000                   120,000
  Net amortization of fixed maturities                                40,528                    51,057
  Deferral of policy acquisition costs                            (1,464,764)                 (452,671)
  Amortization of deferred acquisition costs                         415,489                     2,073
  Expense allowance payable on reinsurance assumed                  (608,794)                        -
  Payments to ceding companies on reinsurance assumed             (2,315,377)                        -
  Realized loss on investments                                           873                         -
  Change in operating assets and liabilities net of
    reinsurance assumed:
    Increase in accrued investment income                           (103,198)                   (2,362)
    Increase in other assets                                         (14,409)                 (202,147)
    Increase (decrease) in other liabilities                        (650,189)                2,149,280
                                                               ----------------------------------------
Net cash provided by (used in) operating activities               (4,376,775)                  257,229

Investing activities
Proceeds from investments sold, matured or repaid:
  Fixed maturities - held to maturity                                195,000                 1,425,000
  Fixed maturity - available for sale                                 20,000                         -
  Equity securities                                               62,753,284                10,293,401
                                                               ----------------------------------------
                                                                  62,968,284                11,718,401
Cost of investments acquired:
  Fixed maturities - held to maturity                             (1,099,959)                 (204,945)
  Equity securities                                              (62,753,284)              (10,293,401)
  Short-term investments                                         (10,385,420)               (8,697,162)
                                                               ----------------------------------------
                                                                 (74,238,663)              (19,195,508)
                                                               ----------------------------------------
Net cash used in investing activities                            (11,270,379)               (7,477,107)

Financing activities
Cash contribution by parent                                       15,000,000                 7,867,359
                                                               ----------------------------------------
Net cash provided by financing activities                         15,000,000                 7,867,359
                                                               ----------------------------------------
Increase (decrease) in cash and cash equivalents                    (647,154)                  647,481

Cash and cash equivalents at beginning of year                     2,647,481                 2,000,000
                                                               ----------------------------------------
Cash and cash equivalents at end of year                        $  2,000,327              $  2,647,481
                                                               ========================================

See accompanying notes.

                      PaineWebber Life Insurance Company

                         Notes to Financial Statements

                               December 31, 1994


1.  Organization and Summary of Significant Accounting Policies

Organization

PaineWebber Life Insurance Company (the Company) is a wholly-owned subsidiary of PaineWebber Group, Inc. (collectively, PaineWebber). The Company operates in the annuity area of the life insurance business.

Investments

Effective January 1, 1994, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities". Pursuant to SFAS No. 115, fixed maturity securities that the Company has the positive intent and ability to hold to maturity are designated as "held to maturity". Held to maturity securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the market value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Fixed maturity securities which may be sold are designated as "available for sale". Available for sale securities are reported at market value and unrealized gains and losses on these securities are included directly in stockholders' equity. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's statement of income. Prior to the adoption of SFAS No. 115, all of the Company's fixed maturities were classified as held-to-maturity.

Premiums and discounts are amortized utilizing the scientific interest method which results in a constant yield over the securities' expected life. Realized gains and losses are determined on the basis of specific identification of investments.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents.

Intangible Assets

Intangible assets include the value of various insurance licenses acquired in conjunction with the purchase of the Company. These assets are being amortized on a straight-line basis over 10 years.

                      PaineWebber Life Insurance Company

1.  Organization and Summary of Significant Accounting Policies (continued)

Deferred Policy Acquisition Costs

Commissions and other costs of acquiring new business which vary with and are primarily related to the production of new business have been deferred. The deferred costs are being amortized in relation to the present value of expected gross profits. This amortization is adjusted periodically to reflect differences in accrual and assumed gross profits.

Deferred Income Taxes

The deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate. Deferred income tax expense or credits are based on the changes in the asset or liability from period to period.

Dividend Restrictions

Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's parent which exceed an annual limitation. During 1995, the Company will be able to pay dividends to its parent of approximately $1,898,000 without prior approval of statutory authorities.

Separate Account

Separate account assets and liabilities represent funds held for the exclusive benefit of variable annuity contractholders. Fees are received for administrative expenses and for assuming mortality, distribution and expense risks. Operations of the separate account are not included in these financial statements.


2.  Fair Values of Financial Instruments

Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

                      PaineWebber Life Insurance Company

2.  Fair Values of Financial Instruments (continued)

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for "financial instruments":

    Cash, cash equivalents and short-term investments: The carrying amounts reported in the balance sheet for these financial instruments approximate their fair values.

    Fixed maturities: The fair values for fixed maturities are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services.

    Separate account liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are based on cash surrender value of the underlying contracts.

    The following sets forth a comparison of the carrying values and fair values of the Company's financial instruments subject to provisions of SFAS No. 107:

                                                            December 31
                                                  1994                               1993
                                    -------------------------------- -------------------------------
                                       Carrying           Market          Carrying          Market
                                        Value             Value            Value            Value
                                   ------------------------------------------------------------------
Assets:
  Cash and cash equivalents         $  2,003,327      $  2,003,327      $ 2,647,481      $ 2,647,481
  Short-term investments              19,082,582        19,082,582        8,697,162        8,697,162
  Fixed maturities:
    Held to maturity                   2,609,146         2,530,400        1,859,238        1,899,750
    Available for sale                    90,900            90,900                -                -
                                   ------------------------------------------------------------------
                                       2,700,046         2,621,300        1,859,238        1,899,750
Liabilities:
  Separate account liabilities       106,676,646       102,485,045       19,471,409       18,906,398


3.  Basis of Presentation

The financial statements differ from related statutory financial statements principally as follows: (a) premium income on universal life and investment products is recognized as received rather than policy charges for the cost of issuance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (b) acquisition costs such as commissions and other costs related to acquiring new business are charged to current operations as incurred rather than being deferred and amortized over the life of the policy; (c) policy reserves on investment products use discounted methodologies

                      PaineWebber Life Insurance Company

3.  Basis of Presentation (continued)

utilizing statutory interest rates rather than full account value; (d) a portion of fixed maturity investments is designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation credited/charged directly to stockholder's equity rather than value at amortized cost; (e) deferred federal income taxes are not provided for temporary differences between the financial statements and the tax returns; (f) certain assets designated as "non-admitted assets" have been excluded from the balance sheet by a charge to surplus rather than being reported as assets; (g) the asset valuation reserve, which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus rather than through reduction in the carrying value of the related investments, and recognition of realized losses in the statement of operations; (h) net realized capital gains (losses) attributable to changes in the level of market interest rates are deferred and amortized over the remaining life of the bonds and mortgage loans disposed of rather than being recognized in the statement of operations in the year of disposition; (i) assets and liabilities retain their historical value rather than being restated to fair values, with provision for goodwill and other intangible assets, when a change in ownership occurs; and (j) reinsurance reserve credits are recorded as a reduction to aggregate policy reserves rather than being recorded as reinsurance recoverable assets.

Net loss for the Company as determined in accordance with statutory accounting practices was $5,155,000 in 1994 and $1,702,000 in 1993. Total statutory surplus was $18,978,000 at December 31, 1994 and $9,242,000 at December 31, 1993.


4.  Investments Operations

At December 31, 1994 and 1993, the amortized cost, gross unrealized gains and losses, and estimated market value of debt securities are as follows:

Held for Investment


                                                                    Gross          Gross
                                                 Amortized        Unrealized    Unrealized       Market
                                                    Cost             Gains        Losses          Value
                                               ------------------------------------------------------------
December 31, 1994
Bonds:
  United States Government and agencies          $ 2,382,302      $        -      $(76,902)     $ 2,305,400
  State, municipal and other government              226,844               -        (1,844)         225,000
                                               ------------------------------------------------------------
                                                   2,609,146               -       (78,746)       2,530,400
Short-term investments:
  United States Government and agencies           19,082,582               -             -       19,082,582
                                               ------------------------------------------------------------
                                                 $21,691,728       $       -      $(78,746)     $21,612,982
                                               ============================================================

                      PaineWebber Life Insurance Company

4.  Investments Operations (continued)

Held for Investment (continued)

                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized         Market
                                                    Cost            Gains         Gains            Value
                                                 ---------------------------------------------------------
December 31, 1993
Bonds:
  United States Government and agencies           $ 1,517,211      $32,171      $ (1,182)      $ 1,548,200
  State, municipal and other government               342,027        9,523             -           351,550
                                                 ---------------------------------------------------------
                                                    1,859,238       41,694        (1,182)        1,899,750
Short-term investments:
  United States Government and agencies             8,697,162            -             -         8,697,162
                                                 ---------------------------------------------------------
                                                  $10,556,400      $41,694      $ (1,182)      $10,596,912
                                                 =========================================================

Available for Sale

                                                                   Gross         Gross
                                                  Amortized      Unrealized    Unrealized         Market
                                                    Cost            Gains         Gains            Value
                                                 ---------------------------------------------------------
December 31, 1994
Bonds:
  State, municipal and other government           $    93,650      $     -      $ (2,750)      $    90,900
                                                 =========================================================

The amortized cost and estimated market value of debt securities by contractual maturity at December 31, 1994 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      Held for Investment              Available for Sale
                                                ------------------------------      ------------------------
                                                   Amortized         Market          Amortized       Market
                                                      Cost            Value             Cost          Value
                                                ------------------------------------------------------------
Due in one year or less                           $19,134,431      $19,133,082       $      -        $     -
Due after one year through five years               2,081,802        2,014,900              -              -
Due after five years through ten years                475,495          465,000         93,650         90,900
Due after ten years                                         -                -              -              -
                                                ------------------------------------------------------------
                                                  $21,691,728      $21,612,982        $93,650        $90,900
                                                ============================================================

                      PaineWebber Life Insurance Company

4.  Investments Operations (continued)

Effective January 1, 1994, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The cumulative effect of this change in accounting method was to increase stockholder's equity by $9,320 at January 1, 1994. The change in unrealized gain or loss included in stockholder's equity from January 1, 1994 to December 31, 1994 amounted to $12,070 of depreciation.

Major categories of net investment income are as follows:

                                                         1994           1993
                                                      --------------------------
Fixed maturities:
  Held for investment                                  $  131,107      $136,137
  Available for sale                                        8,230             -
Equity securities                                         167,107        93,285
Short-term investments                                    680,210        28,998
Other                                                      16,148         9,216
                                                      --------------------------
                                                        1,002,802       267,636
Less investment expenses                                  113,741        82,346
                                                      --------------------------
                                                       $  889,061      $185,290
                                                      ==========================

At December 31, 1994, investments with an aggregate carrying value of $7,165,291 (1993 - $2,976,602) were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

5.  Federal Income Taxes

For federal income tax purposes, the Company files a separate federal income tax return. At December 31, 1994, the Company has net operating loss carryforwards for income tax purposes of approximately $9,700,000 which expire through 2010. The difference between this operating loss and the loss recorded for financial reporting purposes is due primarily to deferred policy acquisition costs, separate account liabilities and reinsurance agreements. A valuation allowance has been recognized to offset the net deferred tax asset.

                      PaineWebber Life Insurance Company

5.  Federal Income Taxes (continued)

The tax effect of temporary differences giving rise to the Company's deferred income taxes is as follows:


                                                             December 31
                                                         1994           1993
                                                       ------------------------
Deferred tax liabilities:
  Deferred policy acquisition costs                    $4,782,755     $  82,594
  Fixed maturity discounts                                 26,442        43,510
  Other                                                   103,540         6,586
                                                       ------------------------
                                                        4,912,737       132,690
Deferred tax assets:
  Separate account liabilities                                  -       197,754
  Net operating loss carryover                          3,384,647       349,671
  Reinsurance                                           1,938,748             -
  Other                                                   457,787             -
                                                        5,781,182       547,425
                                                       ------------------------
  Valuation allowance                                    (868,445)     (414,735)
                                                       ------------------------
Net deferred tax                                       $        -      $      -
                                                       ========================

6.  Reinsurance

During 1994, the Company entered into reinsurance agreements with various insurance companies to assume a specified percentage of their variable annuity contracts. Under these agreements, the Company receives from the ceding company and holds as a liability the account balance of the reinsured contracts. The Company in return pays to the ceding companies an expense allowance for commissions and other expenses associated with the reinsured contracts. In addition, the Company pays or receives an amount equal to the change in the statutory reserve held by the ceding companies on the reinsured contracts, adjusted for investment earnings credits. For the year ended December 31, 1994, the Company recorded annuity product charges of $682,484 related to contracts assumed under these agreements.

During 1993, the Company entered into a reinsurance agreement with American Republic Insurance Company (American Republic) (see Note 7) to cede a specified percentage of the risks associated with the variable annuity contracts. Under this agreement, the Company pays American Republic the reinsurance percentage of charges and deductions collected on the reinsured policies. American Republic in return pays the Company an expense allowance for certain developmental, new business and maintenance costs on the reinsured contracts. The Company has also entered into a separate reinsurance agreement to reinsure the enhanced death benefit provision of the contracts. During 1994 and 1993, the Company incurred reinsurance premiums of $839,346 and $513 and had benefit recoveries of $25,043 and $0, respectively, in connection with these agreements.

                      PaineWebber Life Insurance Company

7.  Service Agreements With Related Parties

The Company has a third-party and corporate administrative agreements with American Republic to provide services for new business processing and account maintenance of the variable annuity contracts. The Company paid American Republic $724,000 and $570,000 for these services in 1994 and 1993, respectively.

Commissions relating to the sale of variable annuity contacts are paid to an affiliated company of PaineWebber.


8.  Commitments and Contingencies

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Potential obligations, if any, are not presently determinable by the Company; accordingly, no accrual has been made on these financial statements.